EXHIBIT 32.1


                        CERTIFICATION OF PERIODIC REPORT

I, Duck Soo Kim, Chairman and Chief Executive Officer of MB Tech, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

The quarterly report on Form 10-QSB of the Company for the quarterly period ended March 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, 15 U.S.C. 78m(a) or 78o(d); and the information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: March 24, 2006


/s/ Duck Soo Kim
Chairman and Chief Executive Officer